Semi-Annual Report to Shareholders 1998












Vontobel U.S. Value Fund
Vontobel International Equity Fund
Vontobel Eastern European Equity Fund
Vontobel International Bond Fund
Vontobel Emerging Markets Equity Fund
Vontobel Eastern European Debt Fund




A Series of Vontobel Funds, Inc.
A "Series" Investment Company

VONTOBEL U.S. VALUE FUND - SEMI-ANNUAL REPORT 1998


Dear Shareholder:

The first six months of 1998 saw a continuation of the long-lived bull market in U.S. equities, with the benchmark S&P 500 Index posting a 17.71% total return through June 30th. The bulk of the gain came in the first three months of the year, even as analysts began to cut earnings estimates for the first two quarters. Investors, apparently, were willing to look beyond the near-term profit diminution, focusing instead on the still optimistic forecasts for growth in the second half of 1998 and beyond. In addition to the positive earnings projections, U.S. stocks were buoyed by the continuing inflow of funds, with domestic investors being joined of late by foreign buyers who view U.S. markets as a safe haven in times of stress and who also want dollar-denominated assets to protect against weakness of their home currencies. Corporations flush with cash and anxious for growth also played a role in the market's rise, with several deals offering hefty premiums and speculation regarding takeover targets clearly evident in some sectors.

The pervasive optimism that characterized stock performance in the first quarter faded noticeably in the June period, though. Market "breadth"--i.e., gainers less losers--dropped off as investors narrowed their choices to those companies seemingly best positioned to post earnings increases in an increasingly difficult environment. This flight to quality is a result of investors' concerns about diminishing earnings prospects given the continuing economic turmoil in Asia, which is having a more widespread and prolonged effect than had been anticipated six months ago. Exporters are clear losers, but they're not alone. With the falloff in Asian demand, prices for many goods, particularly commodities, have dropped sharply. Already weak pricing power has been further eroded in the wake of this demand shortfall and the currency devaluations that put domestic producers at a competitive disadvantage versus overseas suppliers. Devaluations also diminish the overseas earnings of multinationals that translate profits back into the surging dollar. Add to this the wage pressures that have come with full employment, and you've got the makings of a profit squeeze. Further uncertainty came late in the second quarter as virtually all of General Motors' North American plants closed down due to a labor dispute.

Relative to the S&P 500's 17.71% gain, your fund had a tough six months, rising 10.90%. Net Asset Value stood at $18.31 per share at June 30. Having started the year holding approximately 35% of fund assets in cash, and having been presented with few really compelling investment opportunities over the past six months, the fund performed about as we would have expected it to. With investors bidding up the prices of high-quality steady growers, we reduced or eliminated positions in such "new nifty fifty" names as Coca-Cola, Wrigley's and McDonalds. We trimmed the fund's Wells Fargo position as the stock rose in anticipation of a merger offer, and sold completely when the offer came. We added to a couple of positions, including Fannie Mae, and established new positions in Dallas Semiconductor, Mercury General and General Re (which agreed to an acquisition by Berkshire Hathaway subsequent to our purchase of the stock). We ended the quarter with 37% of fund assets in cash and cash equivalents.

The narrowing breadth referenced above is frequently cited as one reason for the "average" stock mutual fund's underperformance versus the S&P 500 benchmark over the first half of 1998. Indeed, funds in the growth and income category tracked by Lipper Analytical Services lagged the broad index by over 5% in the past two quarters, providing an average return of 12.11%. Deteriorating breadth is sometimes cited by market observers as a sign of an impending downturn, and for that reason has some participants worried. The possibility of a better buying opportunity as growing fear manifests itself in stock prices is not something we worry about; we would welcome the chance to put more of your fund's assets into attractively priced shares of quality businesses. Employing a bottom-up approach to investing, we cannot call the overall direction of the market, but can only stick with an investment discipline that has worked well and that has intellectual appeal. We expect that, in the months ahead, the market will give us ample opportunity to profitably and prudently deploy the fund's large cash position in investments promising sufficient safety of principal along with satisfactory return potential.

Finally, we note that Vontobel U.S. Value Fund's net assets have continued to increase, growing from $203.1 million at year-end 1997 to $244.7 million at June 30th. We welcome our new shareholders, and invite all investors to visit our website at www.vusa.com.

Sincerely,
Edwin Walczak, Fund Manager
Mark Robertson, Associate Fund Manager
July 31, 1998







                        Schedule of Portfolio Investments
                            June 30,1998 (Unaudited)

Number of                                                          Market
Shares       Security                                               Value
---------    --------------------------------                     -------


              COMMON STOCK:  62.00%

              BANKING:  0.54%
     69,072   California Center Bank*                                $ 1,346,904
                                                                     -----------

              ELECTRONIC COMPU-SEMICONDUCTOR: 2.01%
    160,300   Dallas Semiconductor Corp.                               4,969,300
                                                                      ----------
              INSURANCE - DISABILITY:  9.84%
    261,100   Provident Companies Inc.                                 9,007,950
    277,000   UNUM Corp.                                              15,373,500
                                                                      ----------
                                                                      24,381,450
                                                                      ----------
              INSURANCE-DIVERSIFIED:  14.07%
    165,000   American International Group                            24,090,000
    285,500   Esg Re Limited*                                          6,173,938
    156,525   Old Republic International Corp.                         4,588,139
                                                                      ----------
                                                                      34,852,077
                                                                      ----------
              INSURANCE-PROPERTY/CASUALTY:  17.45%
    287,400   Chubb Corp.                                             23,099,775
    146,700   Commerce Group                                           5,684,625
    115,000   Mercury General Corp.                                    7,410,313
    125,750   Orion Capital                                            7,026,281
                                                                      ----------
                                                                      43,220,994
                                                                      ----------
              INSURANCE- MULTI-LINE:  1.33%
     13,000  General Re Corp.                                          3,295,500
                                                                      ----------
              MEDICAL:  1.91%
     64,000   Johnson & Johnson                                        4,720,000
                                                                       ---------
              OTHER FINANCIAL:  8.31%
    338,724   Federal National Mortgage Assn.                         20,577,483
                                                                      ----------
              PUBLISHING AND BROADCAST:  5.25%
     70,100   Gannett Co.                                              4,981,481
    145,600   Knight Ridder                                            8,017,100
                                                                      ----------
                                                                      12,998,581
                                                                      ----------
              RESTAURANTS:  1.29%
     46,200   McDonald's Corp.                                         3,187,800
                                                                      ----------
              TOTAL COMMON STOCKS:
              (Cost:  $131,519,134)                                  153,550,089
                                                                     -----------
 Principal
   Amount     U.S. GOVT. SECURITIES:  24.26%
------------
 $5,000,000   U.S. Treasury Note maturity date 07/31/98; 6.25%        15,014,062
 15,000,000   U.S. Treasury Note maturity date 08/31/98; 6.125%       15,021,093
 15,000,000   U.S. Treasury Note 6.07% maturity date 09/30/98; 6%     15,028,125
 15,000,000   U.S. Treasury Note 6.07% maturity date 10/31/98; 5.875% 15,023,438
                                                                      ----------

              TOTAL U.S. GOVERNMENT SECURITIES:
              (Cost: $60,093,000)                                     60,086,718
                                                                      ----------

              TOTAL INVESTMENTS:
              (Cost: $191,613,470)**                  86.26%        $213,636,807
               Other assets, net                      13.74%          34,029,613
                                                      -----           ----------
              NET ASSETS                             100.00%        $247,666,420
                                                     ======         ============



*  Non-income producing
** Cost for Federal income tax purposes is $191,613,470 and net unrealized appreciation consists of:

         Gross unrealized appreciation                               $23,887,605
         Gross unrealized depreciation                               (1,864,268)
                                                                     ----------
                                                                     $22,023,337
                                                                     ===========



See Notes to Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (Unaudited)
-------------------------

ASSETS
Investments at value (identified cost of $191,613,470)
(Note 1& 3)                                                        $ 213,636,807
Cash                                                                  18,386,488
   Receivables:
      Interest receivable                $ 1,072,840
      Dividend receivable                    133,763
      Capital stock sold                  14,223,893
      Securities sold                        672,817
                                             -------

                                                                      16,103,313
   Other assets                                                          161,497
                                                                         -------
Total Assets                                                         248,288,105
                                                                     -----------

LIABILITIES
Payables:
   Capital stock reaquired                 454,943
   Investment management fees              157,747
   Administrative fee                        8,995
                                             -----
Total Liabilities                                                        621,685
                                                                         -------
Net Assets                                                         $ 247,666,420
                                                                   =============

Net Asset Value, Offering and Redemption Price per Share
($247,666,420 / 13,522,717 shares outstanding)                            $18.31
                                                                          ======

At June 30, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                  $207,410,520
   Undistributed net investment income                                 1,476,077
   Net unrealized appreciation of investments                         22,023,337
   Accumulated net realized gain on investments                       16,756,486
                                                                      ----------
   Net Assets                                                       $247,666,420
                                                                    ============
See Notes to Financial Statements


STATEMENT OF OPERATIONS
Six months ended June 30, 1998 (Unaudited)
------------------------------------------

Investment Income
Income:
   Interest               $ 2,130,395
   Dividend                   975,344
                              -------
   Total Income                                                       $3,105,739
                                                                      ----------

Expenses:
   Investment management fees (Note 2)              853,592
   Transfer agent fees (Note 2)                     157,040
   Recordkeeping and administrative services (No    275,446
   Legal and audit fees                              26,026
   Filing fees and registration (Note 2)             98,074
   Shareholder servicing and reports(Note 2)        169,139
   Custodian fees                                    11,817
   Amortization of organization cost                  9,016
   Other                                             40,762
                                                     ------
   Total expenses                                                      1,640,912
   Expenses reimbursed or waived                                        (11,250)
                                                                        -------
   Net expense                                                         1,629,662
                                                                       ---------
   Net investment income                                               1,476,077
                                                                       ---------

Realized and unrealized gain on investments
   Net realized gain on investments                                   16,756,486
   Net change in unrealized appreciation on investments                6,773,979
                                                                       ---------
   Net gain on investments                                            23,530,465
                                                                      ----------
   Net increase in net assets resulting from operations              $25,006,542
                                                                     ===========

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS
----------------------------------



                                                     Six months          Year
                                                       ended             ended
                                                    June 30, 1998   December 31,
                                                     (Unaudited)          1997
                                                     -----------          ----
Operations
   Net investment income                             $ 1,476,077      $  723,976
   Net realized gain on investments                   16,756,486      20,634,950
   Change in unrealized
    appreciation of investments                        6,773,979       8,708,910
                                                       ---------       ---------
   Net increase in net assets
     resulting from operations                        25,006,542      30,067,836

Distributions to Shareholders from:
   Net investment income
    ($.-- and $.10 per share)                                --        (687,957)
   Net realized gain from
    investment transactions ($.-- and
    $1.88 per share)                                         --     (12,944,667)

Capital Share Transactions:
   Net increase in net assets resulting
    from capital share transactions*                  19,540,251     117,132,758
                                                      ----------     -----------

   Net increase in net assets                         44,546,793     133,567,970
   Net assets at beginning of period                 203,119,627      69,551,657
Net assets at the end of the period
(including undistributed
 net investment income
 of $1,476,077 and $-,
 respectively)                                     $ 247,666,420   $ 203,119,627
                                                   =============   =============

*A summary of capital share transactions follows:

                             Six months ended
                                 June 30,
                                   1998                 Year ended December 31,
                                (Unaudited)                     1997
                                -----------                     ----

                       Shares         Value            Shares          Value
                       ------         -----            ------          -----
Shares sold          9,003,651     $155,155,125      12,326,479     $203,031,416
Shares reinvested
 from distribution          --               --         703,536       11,509,842
Shares redeemed     (7,780,160)    (135,614,874)     (5,777,581)    (97,408,500)
                    ----------     ------------      ----------     -----------
Net increase         1,223,491     $ 19,540,251       7,252,434     $117,132,758
                     =========     ============       =========     ============



FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------

                                Six months ended
                                 June 30, 1998
                                                    Years ended December 31,
                                                    ------------------------
                                 (Unaudited)   1997    1996   1995   1994   1993
                                 -----------   ----    ----   ----   ----   ----
Per Share Operating Performance
Net asset value,
  beginning of period              $16.51    $13.78  $13.25 $10.26 $12.64 $12.00
Income from investment operations
   Net investment income             0.10      0.10    0.17   0.05  0.09    0.16
   Net realized and unrealized
    gain (loss) on
      investments                    1.70      4.61    2.65   4.09 (0.08)   0.56
                                     ----      ----    ----   ---- -----    ----
Total from investment operations     1.80      4.71    2.82   4.14   0.01   0.72
                                     ----      ----    ----   ----   ----   ----
Less distributions
   Distributions from net invest       --     (0.10)  (0.19) (0.04) (0.23)(0.02)
   Distributions from
     realized gains                    --     (1.88)  (2.10) (1.11) (2.16)(0.06)
Total distributions                    --     (1.98)  (2.29) (1.15) (2.39)(0.08)
Net asset value, end of period     $18.31    $16.51  $13.78 $13.25 $10.26 $12.64
                                   ------    ------  ------ ------ ------ ------
Total Return                        10.90%    34.31%  21.28% 40.36%  0.02% 6.00%

Ratios/Supplemental Data
Net assets,
  end of period (000's)        $247,666 $203,120 $69,552 $55,103 $29,852 $34,720
Ratio to average
 net assets - (A)
   Expenses - (B)               1.36%**    1.61%   1.48%   1.65%   1.62%   1.82%
   Expenses - net (C)           1.36%**    1.58%   1.43%   1.50%   1.62%   1.82%
   Net investment income        1.23%**    0.72%   0.63%   0.38%   0.76%   1.23%
Portfolio turnover rate        56.01%     89.76% 108.36%  95.93%  98.90% 137.32%
Average brokerage
  commissions per share       $0.0823    $0.0810   $0.0883  ---     ---     ---

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 0.02% in 1997, 0.04% in 1996 and 0.06% in 1995.
(B) Expense ratio has been increased to include additional custodian fees in 1997, 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

See Notes to Financial Statements



Notes to the Financial Statements
June 30, 1998 (Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--Vontobel U.S. Value Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established March 30, 1990 as a series of VFI which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the fund is to achieve long-term capital returns in excess of the broad market by investing in a continuously managed portfolio of U.S. equity securities.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

D. Deferred Organizational Expenses. Reorganization costs assumed in the acquisition of Centurion Growth Fund on December 24, 1994 amounted to $90,899 and are being amortized over a period of five (5) years.

E. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc. ("VUSA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will reimburse the Fund, to the extent of its advisory fee, to limit the Fund's aggregate annual operating expenses (excluding taxes, brokerage commissions and amortization of organization expenses), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. VUSA has agreed to reduce its management fee by $22,500 per year for four years commencing January 1, 1995.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $329,264 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $157,040 for its services for the six months ended June 30, 1998.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE  3-PURCHASES  AND SALES OF  SECURITIES--Purchases  and sales of  securities
other  than   short-term   notes   aggregated   $97,470,915   and   $84,632,055,
respectively.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

VONTOBEL INTERNATIONAL EQUITY FUND - SEMI-ANNUAL REPORT 1998

Dear Shareholder:

Investors rushed back into Asian markets during the first quarter, which, together with strong performance in Europe, pushed Morgan Stanley Capital International's EAFE Index up nearly 15% in US$ terms. However, Asian/Pacific markets saw their gains eradicated in the turbulent June quarter, as the region's economic crisis gathered a new head of steam. Despite the continued outperformance in the major European bourses, which turned in double-digit local currency and US dollar returns, the index eked out only a 1% US$ gain for the quarter, for a year-to-date return of 15.93%.

Vontobel International Equity Fund produced a total return of 17.25% for the first half, which compares favorably with the benchmark return as well as the 15.49% average total return of the universe of international equity funds tracked by Lipper Analytical Services. For the 3- and 5-year periods ending June 30, 1998, the fund ranked within the 11th and 19th percentiles of the Lipper universe of 292 and 134 funds, respectively. At June 30, 1998 the fund's closing Net Asset Value stood at $21.28 and net assets totaled $187,2567,925, v. $160,937,262 at the end of 1997.

We attribute the fund's outperformance of the benchmark index and its peer group average to the fact that, as active managers, we follow no preset guidelines for market allocation. Our approach is to invest in markets that meet our criteria for transparency, liquidity and valuation and that represent good value from a bottom-up perspective. No matter where the market, we look for companies that have reliable track records of generating revenues and strong returns on their investment and whose management is committed to creating shareholder value. Our adherence to uniformly stringent valuation methods across all the markets in our universe has shielded us to a certain extent from the contagion effect of Asian markets. For example, we did not commit new assets to Asia/Pacific during the first quarter and instead purchased such excellent European companies as ASM Lithography, Dassault Systems, Philips and Societe Generale, whose stocks had fallen 25-40% during this period. Our overweight in Europe grew to 73% of total fund assets at June 30th vs. 65% at year end, and the fund's performance benefited from its increased exposure to the region.

For the last three years we've considered Europe a very attractive market due to converging interest rates and low absolute valuations in terms of price to cash flow and price to earnings, and our consistent overweight in the region during this period has contributed handsomely to our total returns. Today, we believe the region has rerated itself to a level that we consider as fair value, trading at a P/E of 20x, with EPS growing at 19% and cash flow at 20%.

Nevertheless, the conditions remain in place for continued outperformance in the near term: First, with 10-year bonds yielding 4.75 %, the earnings yield for European stocks is extremely favorable in historical terms. Second, corporate Europe, finally, is demonstrating its commitment to creating shareholder value. The UK is particularly advanced in this regard, and a number of our UK holdings have delivered excellent results in terms of ROE, free cash flow and ROI, like Lloyds TSB, Commercial Union, Hays and Rentokil. Third, the balanced supply/demand equation remains a positive for European equity markets. Lastly, what will prolong strong equity performance in Europe is the fact that companies are overcapitalized. If Europe follows in the footsteps of the US in moving from its current ratio of debt to enterprise value of 8% to 35%, it could release US$ 2 trillion in excess equity for M&A, dividends and share buybacks, thereby reducing overall notional capital costs by about 1% and boosting earnings and ROE's considerably.

In contrast to the profound secular changes that are transforming the European economies, Japan remained distressingly inert. Japan's problems are the same as they were six years ago, except that now the economy faces the risk of an asset deflation spiral, as happened in the UK in the late `60s, thereby threatening the magnification of the Asian crisis to truly global proportions. The recent change in prime ministers has so far done nothing to dispel the pessimism regarding Japan's lack of political resolve.

Measured against bonds, the Japanese market remains cheap. However, given the uncertainty about equity valuations, the earnings yield is a less than reliable indicator. In order to achieve good returns for 1998, as we did in 1996 and 1997, we require a large margin of safety for investing in Japan, investing only in firms with strong balance sheets, double-digit profit growth, and competitive advantages. Companies like Murata, Rohm, Nintendo, Sony, Fuji Photo Film and Bridgestone, we believe, represent great value in terms of their international or domestic franchises. They are investable on their own terms; as stated above, our commitment to a market is dictated not by the need to assure a certain geographical distribution but by our ability to identify companies in investable markets that satisfy our valuation criteria. The average multiples of our Japanese companies are about P/E 23x and P/S 2.4x, which compares favorably with other markets.

We left in place our hedges against the German mark, Swiss and French francs, and the yen during the first half.

Many of the companies we own are market leaders in their industry, and still have the potential for continuous rerating due to their high entry barriers, strong free cash flows and well balanced product portfolios, e.g., Assa Abbloy in security locks, Novartis in pharmaceuticals, Philips in lighting and consumer electronics, SAP in software design and applications. Their excellent track records of consistent growth give us the confidence to discount their future growth at the same double-digit rates over the next 5-7 years. Ideally, if we are correct in our assessment, that's about how long we'd like to own them in our portfolios; this results in a lower turnover ratio for our fund, to the benefit of our shareholders' after-tax returns. We continue to seek attractive companies that produce returns that exceed their cost of capital.



Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
July 31, 1998




                        Schedule of Portfolio Investment
                            June 30, 1998 (Unaudited)



Number of                                                                 Market
Shares     Description                                                     Value
------     -----------                                                     -----

           Common Stocks and Warrants:  95.51%

           Belgium:  1.03%
  6,700    Barco NV NPV (Engineering)                                $ 1,874,348
  -----                                                              -----------



           Denmark:  0.31%
  8,000    Bang & Olufsen Holding B * (Electric Products)                576,693
  -----                                                                  -------


           Finland:  0.53%
 60,000    Cultor Oy Ser '2' (Food-Process)                              963,969
 ------                   -                                              -------



           France:   8.96%
 32,000    Axa S A (Insurance)                                         3,601,755
 20,666    Bic (Consumer Goods)                                        1,470,890
  2,700    Cgip (Diversified)                                          1,427,874
 52,000    Dassault Systemes SA
            (Aerospace and Military Technology)                        2,453,033
  6,500    Generale des Eaux Wts 5/2/2001
               (Utility-Water)                                            12,803
  3,800    L'Oreal (Consumer Goods)                                    2,115,269
 48,000    Scor (Reinsurance)                                          3,046,925
 17,315    Total SA Cl B (Oil)                                         2,252,684
 ------                                                                ---------
                                                                      16,381,233
                                                                      ----------



           Germany:  9.67%
  11,500   Adidas AG (Consumer Goods)                                  1,990,403
   4,700   Alliance AG (Insurance)                                     1,551,327
     139   Allianz AG New E 98 * (Multi-line Insurance)                   45,494
  50,000   Bayer AG (Chemicals)                                        2,582,309
   1,400   Bayerische Motoren Werk (Automobile)                        1,414,251
     419   Bayerische Motoren Werk New (Automobile)                      417,222
   9,000   CKAG Colonia Konzern AG  (Insurance)                        1,115,857
  20,000   Mannesmann AG (Machinery)                                   2,031,454
   7,250   SAP AG Pfd (Computer Software)                              4,934,818
  13,500   SGL Carbon AG (Chemicals)                                   1,580,174
                                                                 ---------------
                                                                      17,663,309
                                                                 ---------------

           Great Britain:  19.12%
   1,198   BAA ORD(Transportation-Miscellaneous)                          12,942
  15,949   British Petroleum PLC Sponsored ADR (Petroleum)             1,407,499
  40,000   Capita Group PLC  (Human Resources)                           345,461
 117,135   CGU PLC (Insurance)                                         2,188,544
 328,000   Compass Group (Food-Catering)                               3,778,865
  60,149   CRH ORD(Construction)                                         854,271
 130,000   Dixons Group PLC (Retail)                                   1,044,063
  92,347   EMI Group PLC (Leisure and Recreational Products)             807,965
  90,000   Hays PLC (Commercial Services)                              1,510,244
  75,000   HSBC Holdings ORD (Banking)                                 1,907,215
 199,348   Lloyds TSB Group ORD (Finance-Consumer Loans)               2,792,623
  76,798   Misys PLC (Computer Services)                               4,366,219
 235,000   Norwich Union PLC (Insurance)                               1,709,794
 151,685   Powerscreen International (Industrial Components)             227,942
  83,959   Provident Financial Group PLC (Financial)                   1,317,752
 550,000   Rentokil Initial PLC (Diversified)                          3,958,024
 189,000   Shell Transport and Trading Regd. (Oil)                     1,331,719
  91,640   Siebe (Multi Industry)                                      1,831,545
  90,000   Smithkline Beecham PLC (Pharmaceutical)                     1,099,998
 110,000   Viridian Group PLC (Utility)                                  645,616
  42,000   Zeneca Group PLC ORD (Medical-Drugs)                        1,803,677
                                                                 ---------------
                                                                      34,941,978
                                                                 ---------------

           Ireland:  3.66%
 200,306   Allied Irish Banks PLC (Banking)                            2,909,723
  36,600   Elan Corp ADR * (Medical Products)                          2,353,838
 261,812   Greencore Group (Food-Process)                              1,420,729
                                                                 ---------------
                                                                       6,684,290
                                                                 ---------------

           Netherlands: 10.33%
  40,644   Aegon N V ADR (Insurance)                                   3,515,706
  33,108   Aegon NV (Insurance)                                        2,883,607
  55,000   ASM Lithography * (Technology)                              1,629,255
  90,000   Elsevier NV (Publishing)                                    1,359,599
  32,290   Hagemeyer NV (Wholesale and International Trade)            1,398,236
  32,000   Ing Groep NV (Financial Services)                           2,097,413
  24,756   Koninklijke Ahrend NV (Furnishing)                            808,869
  22,000   Philips Electronics (Technology)                            1,851,180
  50,242   Vedior NV * (Human Resources)                               1,421,558
  50,914   Vendex International NV (Merchandising)                     1,916,587
                                                                 ---------------
                                                                      18,882,010
                                                                 ---------------

           Norway:  0.22%
  35,000   Smedvig As Sponsored ADR B (Oil)                              398,125
                                                                 ---------------
           Spain:  0.94%
  20,000   BCO Popular ESP REG (Banking)                               1,709,604
                                                                 ---------------

           Sweden:  6.86%
 160,000   Abb Ab Shs B (Capital Goods)                                2,228,240
  68,700   Assa Abloy Series 'B'
            (Metal Processors and Fabrication)                         2,702,173
 106,666   Astra Ab Ser B Free (Pharmaceutical)                        2,127,855
  33,000   Hennes and Mauritz B Free (Merchandising)                   2,107,418
  66,000   Om Gruppen AB (Financial Services)                          1,374,583
 140,000   Skandia Forsakrings AB Free
            (Multi-line Insurance)                                     2,002,405
                                                                 ---------------
                                                                      12,542,674
                                                                 ---------------

           Switzerland: 11.96%
  21,000   Credit Suisse Group REG (Financial)                         4,680,380
 345,000   Credit Suisse Wts (Financial)                               3,144,027
   1,500   Nestle AG REG (Food)                                        3,215,347
   1,250   Novartis AG REG (Pharmaceutical)                            2,083,471
   2,200   Pharma Vision * (Pharmaceutical)                            1,306,082
      75   Roche Holdings AG (Pharmaceutical)                          1,113,138
     410   Roche Holdings Genusscheine DRC (Pharmaceutica)             4,032,853
     900   Swiss Reinsurance Registered  (Insurance)                   2,279,865
                                                                 ---------------
                                                                      21,855,163
                                                                 ---------------

           Australia:  0.82%
 113,499   National Australia Bank Ltd (Banking)                       1,500,681
                                                                 ---------------

           Hong Kong:  1.27%
 250,000   Cheung Kong Holdings (Real Estate)                          1,232,576
 271,400   Dah Sing FCL Services (Financial Services)                    313,504
 180,000   Sun Hung Kai Properties (Real Estate)                         768,973
                                                                 ---------------
                                                                       2,315,053
                                                                 ---------------

           Japan:  19.67%
 100,500   Bank Of Tokyo-Mitsubishi (Banking)                          1,068,692
 115,000   Bridgestone Corporation (Tire and Rubber)                   2,730,464
  40,000   Canon, Inc. (Office Equipment)                                912,085
 102,750   Credit Saison Co. (Finance)                                 2,045,405
     400   Ezaki Glico Co. (Food and Household Products)                   2,279
  70,000   Fuji Photo Film Co. (Consumer Goods)                        2,447,428
  45,000   Hitachi Maxell (Audio/Video Products)                         856,709
  39,000   Hoya Co. (Glass Products and Electronics)                   1,109,486
  24,000   Ito-Yokado (Retail)                                         1,134,460
  75,000   Jusco Co. (Retail)                                          1,381,700
 195,000   Komatsu Ltd. (Machinery and Engineering)                      951,392
  32,500   Murata Manufacturing (Manufacturing)                        1,058,670
  25,000   Nintendo Co. (Consumer Goods)                               2,325,455
      30   NTT Data Corporation (Telecommunications)                   1,087,987
 113,000   Omron Corporation (Machinery)                               1,734,120
  38,000   Rohm Company (Electronics)                                  3,919,794
  18,000   SMC (Machines)                                              1,374,643
  23,000   Sony Corporation (Electronics)                              1,989,576
  77,000   Taisho Pharmaceutical (Pharmaceutical)                      1,443,628
 123,000   Takeda Chemical Industries (Medical-Drugs)                  3,285,461
  60,000   Tokyo Broadcasting (Broadcasting)                             673,206
  48,000   Tokyo Electron (Electronics)                                1,476,709
 220,000   Yasuda Fire & Marine Insurance (Insurance)                    939,592
                                                                 ---------------
                                                                      35,948,941
                                                                 ---------------

           Malaysia:  0.16%
 300,000   Malayan Banking BHD (Banking)                                 298,897
                                                                 ---------------


           Total Investments
           (Cost:  $124,200,781)**               95.51%              174,536,968
           Other assets less liabilities          4.49%                8,204,369
                                           ------------          ---------------
           Net Assets                           100.00%             $182,741,337
                                           ============          ===============

*   Non-income producing
** Cost for Federal income tax purposes is $124,200,781 and net unrealized appreciation consists of:

        Gross unrealized appreciation                  $60,600,445
        Gross unrealized depreciation                  (10,264,258)
                                                     ---------------
        Net unrealized appreciation                    $50,336,187
                                                     ===============

ADR--Security represented is held by the custodian bank in the form of American Depository Receipts.


                     Forward Currency Contracts Outstanding
                            June 30, 1998 (Unaudited)


                    Face Value       Contract          Delivery    Appreciation/
                     US Dollar        Price              Date       Depreciation
                     ---------        -----              ----       ------------

Swiss Franc       $ 6,160,587        1.4609             09/10/98        $172,774
Deutsche Mark      19,281,622        1.8152             09/10/98       (219,846)
French Franc        6,570,194        6.0881             09/10/98        (79,479)
Japanese Yen       15,985,932        125.11             09/10/98       1,353,678
Japanese Yen       15,348,016        130.31             10/05/98         661,763
                   ----------        ------             -- -- --         -------
                  $63,346,351                                         $1,888,890
                  ===========                                         ==========

See Notes to Financial Statements


Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
-------------------------


Assets
Investments at value (identified
   cost of $124,200,781)(Notes 1 &3)                                $174,536,968
Cash denominated in foreign currencies
   (Cost $1,015,420)                                                   1,022,009
Cash                                                                   8,490,738
Receivables
  Capital stock sold                             1,505,877
  Dividend                                         378,488
  Forward currency contracts                    63,346,351
                                               -----------            65,230,716
 Other assets                                                             24,120
                                                                ----------------
Total Assets                                                         249,304,551
                                                                ----------------


Liabilities
  Payables
   Forward currency contracts payable
     at market value-proceeds $63,346,351       61,457,461
   Investment management fees                      131,417
   Capital stock reacquired                      4,580,885
   Administration fees                               8,246
                                                -----------           66,178,009
   Accrued expenses                                                      385,205
                                                                ----------------
   Total Liabilities                                                  66,563,214
                                                                ----------------
Net Assets                                                          $182,741,337
                                                                ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($182,741,337 / 8,587,421 shares outstanding)                          $21.28
                                                                ================


NET ASSETS
At June 30, 1998 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                   $123,994,565
  Undistributed net investment income                                    528,695
  Accumulated net realized gain on investments
   and foreign currency translations                                   5,993,181
  Net unrealized appreciation on investments
   and foreign currencies                                             52,224,896
                                                                ----------------
                                                                    $182,741,337
                                                                ================
See Notes to Financial Statements

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
------------------------------------------

INVESTMENT INCOME
Income:
 Interest                                            $155,638
 Dividend
   (Net of foreign tax withheld of $180,241)        1,603,074
                                                 ------------
 Total income                                                         $1,758,712
                                                                    ------------

Expenses:
 Investment management fees (Note 2)        773,667
 Custodian and accounting fees (Note 3)      80,199
 Transfer agent fees (Note 2)                39,095
 Recordkeeping and administrative servic    182,501
 Legal and audit fees                        26,795
 Filing fees and registration (Note 2)       23,584
 Shareholder servicing and reports (Note     56,150
 Other                                       88,654
                                        ------------
                                                                       1,270,645
Custodian fee waiver                                                    (40,628)
                                                                    ------------
Total expenses                                                         1,230,017
                                                                    ------------
 Net investment income                                                   528,695
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain from security
     transactions and foreign currency translation                     8,083,948
 Change in unrealized depreciation
     of investments and foreign currencies                            18,910,356
                                                                    ------------
  Net gain on investments                                             26,994,304
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $27,522,999
                                                                    ============

See Notes to Financial Statements


Statement of Changes in Net Assets
-----------------------------------------------------------------



                                                   Six months
                                                     ended           Year ended
                                                 June 30, 1998      December 31,
                                                  (Unaudited)           1997
                                                  -----------           ----
OPERATIONS
 Net investment income (loss)                        $528,695         ($269,659)
 Net realized gain on investments and
     foreign currency translations                   8,083,948        11,288,347
 Increase in unrealized appreciation
  of investments and foreign currencies             18,910,356         2,518,629
                                                 --------------  ---------------
 Net increase in net assets resulting
     from operations                                27,522,999        13,537,317


Distributions to shareholders from:
  Realized gain on investments
  ($-0- and $1.78 per share, respectively               ---         (14,484,891)
Capital share transactions *
 Net increase (decrease) in net assets
     resulting from capital
     share transactions*                            (5,602,660)       10,058,821

                                                  -------------  ---------------
 Total increase in net assets                       21,920,339         9,111,247
Net Assets
  Beginning of period                              160,820,998       151,709,751
                                                  -------------  ---------------
  End of period                                   $182,741,337      $160,820,998
                                                  =============  ===============

 * Summary of capital share activity follows:

                       Six months ended
                        June 30, 1998                        Year ended
                         (Unaudited)                     December 31, 1997
                         --  ---------                     -----------------

                   Shares            Value             Shares            Value
                 ---------        -----------       ------------  --------------
Shares sold       4,914,509       $100,990,198        2,418,086      $46,636,966
Shares reinvested
  from
distributions          ---              ---             703,496       13,035,788
Shares redeemed  (5,187,772)      (106,592,858)      (2,586,904)    (49,613,933)
                  ---------        -----------      ------------  --------------
Net increase
  (decrease)      (273,263)        ($5,602,660)         534,678      $10,058,821
                  =========         ===========     ============   =============

See Notes to Financial Statements


Financial Highlights
For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------





                       Six months ended
                        June 30, 1998          Years ended December 31,
                                          ---------------------------------
                        (Unaudited)    1997     1996    1995      1994    1993
                        -----------    ----     ----    ----      ----    ----

Per Share Operating
  Performance
Net asset value,
   beginning of year       $18.15     $18.22   $17.13   $16.23   $17.22   $12.23
Income from investment
   operations-
   Net investment
     income (loss)           0.06      (0.03)    0.03     0.16     0.01     0.08
   Net realized and
     unrealized
     gain (loss)
     on investments          3.07       1.74     2.85     1.61    (0.92)    4.91
                           --------- -------- ------- --------  -------- -------
    Total from
     investment operations   3.13       1.71     2.88     1.77    (0.91)    4.99
                           --------- -------- ------- --------  -------- -------
Less distributions-
   Distributions from
     net investment income   ---         ---    (0.03)   (0.17)   (0.08)     ---
   Distributions from
     realized gains          ---       (1.78)   (1.76)   (0.70)    ---       ---
                           --------- -------- -------- -------- -------- -------
    Total distributions      ---       (1.78)   (1.79)   (0.87)   (0.08)     ---
                           --------- -------- -------- -------- -------- -------
Net asset value,
     end of year           $21.28     $18.15   $18.22   $17.13   $16.23   $17.22
                         ========    ======== ======== =======  ======== =======
Total Return               17.25%      9.19%   16.98%   10.91%   (5.28%)  40.80%
Ratios/Supplemental Data
Net assets,
  end of period (000's) $182,741    $160,821 $151,710 $130,505 $138,174 $136,932
Ratio to average
  net assets-
  Expenses (A)           1.47%**       1.56%    1.60%    1.63%    1.54%    1.77%
  Expenses-net (B)       1.42%**       1.50%    1.39%    1.53%    1.54%    1.77%
  Net investment
    income (loss)        0.61%**     (0.17%)    0.15%    0.41%    0.08%    0.85%
Portfolio turnover rate   24.11%      38.45%   54.58%   68.43%   34.04%   10.66%
Average commission rate
  paid per share         $0.0440     $0.0349  $0.0279     ---      ---       ---

**   Annualized
(A) Expense ratio has been increased to include additional custodian fees since 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements


Notes to the Financial Statements
June 30, 1998 (Unaudited)
-------------------------


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel International Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The investment objective of the Fund is to achieve capital appreciation by investing in a continuously managed diversified portfolio of equity securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F.  Distribution  to  Shareholders.  Distribution  from  investment  income  and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and futures, equalization and post-October capital and currency losses.

G. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

VUSA will reimburse the Fund to the extent of its management fee to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the six months ended June 30, 1998, no reimbursement was necessary.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $184,807 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $39,095 for its services for the six months ended June 30, 1998.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $39,788,050 and $40,351,424, respectively. The Custodian has provided credits in the amount of $40,628 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

VONTOBEL EASTERN EUROPEAN EQUITY FUND - SEMI-ANNUAL REPORT 1998

Dear Shareholder:

The battering of the region's markets in the wake of the Asian crisis, coupled with unusually high redemption activity, brought net assets down to $75,378,170,
v. $139,408,405 at the end of 1997. At June 30, 1998, the fund's closing net asset value stood at $12.18, resulting in a first-half loss of 20.1%. The Hungarian and Czech markets posted small losses of 2.3 and 2.7% respectively, while Poland's impressive 15% gain was obliterated by the 60+% decline in the Russian market.

Although staggering in its magnitude, the fund's loss was based less on fundamentals than investor fright. The economic meltdown in Asia caused a wholesale rout in emerging markets worldwide. Russia, whose economy is dependent on commodities that are no longer in demand by the erstwhile fast-growing economies of the Pacific Rim, was particularly hard hit. As if that weren't enough, Yeltsin's tussle with Parliament over his selection of Sergei Kiriyenko to replace the summarily dismissed Viktor Chernomyrdin as prime minister, an attack on the ruble, and Russia's general fiscal chaos had investors fleeing to the exits.

As a matter of perspective, we point out that this year's rout in the Russian market follows a spectacular gain of 100+% in 1997, and that the enormity of Russia's foreign debt has long been a known quantity. Having drastically reduced our Russian exposure during the first half from 23.5% to 9.4%, we're sticking to our positions. Obviously, the market will not rebound without an improvement in investor sentiment on emerging markets as an asset class, but the low trading volumes support our view that many investors have decided to suffer through the present crisis so as to be in the market when the rebound occurs. While we think a devaluation will most likely not happen, we have hedged against this eventuality by increasing the proportion of oil stocks in our holdings, because they're much less sensitive to the ruble level. Oil and gas stocks account for half of our exposure to the Russian market.

The main beneficiary of our shift out of Russia was Poland, befitting our confidence in its improving fundamentals. Solid economic growth, tight fiscal and monetary policy, and the prospect of further privatizations have enhanced the government's credibility, as has Hanna Gronkiewicz-Waltz's reappointment to a second 6-year term as head of the central bank. GDP growth is forecast at 6.5% for 1998, inflation is falling; the zloty remains stable and, importantly, the current account deficit seems to be under control. In this environment we should start to see a turnaround in corporate profitability, reversing the trend of falling earnings that persisted from 1996 into 1997 primarily because of capital increases and restructuring costs. We forecast 10% earnings growth in 1998 and 20% in 1999 (vs. -20% in 1997).

We're also bullish on the long-term growth prospects of our Hungarian holdings, although Russia's woes have put heavy pressure on those that derive a significant percentage of their revenues in Russia (i.e., pharmaceutical companies Gedeon Richter and Egis Gyogysergyar). Another factor weighing heavily on the market was political uncertainty following the victory of the center-right Fidesz party in May's parliamentary elections. The market's initial reaction was negative, given Fidesz's lack of governing experience and demogogic pre-election promises. However, the new coalition government has shown itself to be more pro-reform and market-oriented than had been anticipated, and the market rallied to the news of the appointment of Zsigmond Jarai, former chairman of the Budapest Stock Exchange and CEO of ABN Amro Hungary, as finance minister. We are optimistic that Hungary will continue along the reformist path it embarked on when it implemented its austerity plan in 1995.

The fund's weightings in the four major regional markets vs. the year-end weightings is shown below:


                                  6.30.98         12.31.97
                                  -------         --------
Poland                             42.6%            26.7%
Hungary                            31.1%            35.6%
Russia                              9.4%            23.5%
Czech Republic                      7.5%             3.1%

Not surprisingly, the fund's most concentrated positions are in Poland and Hungary (see accompanying chart); its largest Russian positions are puny in comparison: Rostelcom (2.6%), Gazprom (1.5%) and Lukoil (1.1%). Our positive view on both Poland and Hungary is reinforced by the continued bright outlook for Europe, their largest trading partner. We remain medium-term negative on the Czech Republic. Its failure to elect a majority government in June makes it difficult to envisage the implementation of a vigorous pro-reform agenda. Even if sentiment on Russia were to remain bearish in the medium term, we believe that investors would eventually differentiate between Russia and the Central European markets. In this case, the Hungarian and Polish markets could see a revaluation--1998 P/Es are 13.2 and 9.2 respectively-- which would bring them more in line with Western European markets.

Luca Parmeggiani
Fund Manager
July 31, 1998


10 largest holdings at June 30, 1998:

6.2%  Pannonplast (construction/plastics)                  Hungary
5.6%  Prokom (information technology)                      Poland
5.2%  Wielkpolski (banking)                                Poland
5.1%  Gedeon Richter (pharma)                              Hungary
4.9%  Pick Szeged (food processing)                        Hungary
4.7%  Polish Natl Investment Fund                          Poland
4.4%  Egis Gyogysergyar (pharma)                           Hungary
4.4%  Magyar Olaj (oil & gas)                              Hungary
4.4%  BIG Bank (banking)                                   Poland
3.6%  Computerland (information technology)                Poland








                       Schedule of Portfolio Investments
                            June 30, 1998 (Unaudited)


Number of                                                                 Market
Shares     Description                                                     Value
------     -----------                                                     -----

           Common Stocks and Warrants: 99.04%

           Croatia:  2.24%
  85,500   Zagrebacka Banka GDR *(Banking)                            $1,688,625
                                                                     -----------

           Czech Republic:  7.51%
  87,000   CKD Praha Holding AS * (Engineering)                        2,185,842
 135,000   Komercni Banka AS Sponsored ADR *(Banking)                  1,660,500
 130,000   SP Telecom AS *(Telecommunications)                         1,798,604
                                                                 ---------------
                                                                       5,644,946
                                                                 ---------------


           Estonia:  1.06%
1,206,800  Britannic Group PLC * (Timber)                                795,923
                                                                 ---------------


           Hungary:  31.10%
  25,000   Borsodchem RT(Chemicals-Plastics)                             731,426
 130,180   Danubius Hotel and Spahuf *(Hotel)                          2,620,514
  94,882   Egis Gyogysergyar(Pharmaceutical)                           3,342,444
  15,692   Inter Europa Bank(Financial)                                  961,995
   3,923   Inter Europa Bank Rt New 98(Financial)                        240,499
 122,000   Magyar Olay Es Gazipari Rt (Oil and Gas)                    3,293,073
 126,015   Pannonplast (Construction Material)                         4,669,785
  52,865   Pick Szeged Ord. Bearer (Food-Meat Products)                3,093,345
  50,050   Pick Szeged Rt Sponsored GDR (Food-Meat Products)             578,078
  47,847   Richter Gedeon Vegyeszeti Gyar(Pharmaceutical)              3,852,627
                                                                 ---------------
                                                                      23,383,786
                                                                 ---------------


          Lithuania:  2.50%
  10,150  Baltic Republic Fund *(Other)                                1,877,750
                                                                 ---------------

          Poland:  42.65%
 161,000  Agros Holdings Series C * (Consumer Goods)                   2,354,746
  26,000  Bank Przemyslowo Handlowy(Banking)                           1,864,067
2,479,685 Big Bank Gdanski(Banking)                                    3,306,721
 150,000   Computerland Poland SA *(Technology)                        2,688,557
 170,172   Elektrim SA(Engineering)                                    2,074,078
  29,975   Exbud SA *(Construction)                                      361,041
  55,000   Exbud SA GDR *(Construction)                                  627,000
 102,670   Jelfa SA *(Pharmaceutical)                                  2,429,101
 175,000   Mostostal Zabrze-Holding SA (Construction)                    988,672
  45,932   Optimus SA Shares(Technology)                                 922,065
  13,468   Polfa Kunto Series A *(Pharmaceutical)                        233,672
 133,464   Polish National Invest Fund *(Other)                        3,559,550
 248,000   Prokom Software Sponsored SA GDR *(Software)                4,216,000
 505,966   Wielkopolski(Banking)                                       3,917,718
 168,094   Zakalady Metali Lekkich *(Manufacturing)                    2,530,810
                                                                 ---------------
                                                                      32,073,798
                                                                 ---------------
           Romania:  2.58%
   2,500   Romanian Investment Fund *(Other)                           1,937,500
                                                                 ---------------

           Russia:  9.40%
  90,000   AO Mosenergo Sponsored ADR *(Utility)                         438,750
1,600,000  Core Kuzbassenergo GDR*                                       176,000
  23,000   Core Yar Telecom GDR*                                          57,500
 100,000   Gazprom ADR(Gas)                                            1,100,000
      11   Irkutskenergo RDC(Utility)                                    137,500
  26,000   Lukoil Oil Co. Sponsored ADR (Oil and Gas)                    858,000
      19   Megionneftegaz RDC (Oil and Gas)                              237,500
 480,000   Nearmedic Austrian *(Pharmaceutical)                          567,709
  82,314   Rao Gazprom ADR(Gas)                                          905,454
 150,000   Rostelecom Long Distance
               and International Telephone ADR
               (Telecommunications                                     1,987,500
       5   Russian Dep Trust Ctf Gdr 144a*                                25,000
      21   Russian Depository Adr 144a*                                  262,500
  40,000   Tatneft Sponsored ADR (Oil and Gas)                           315,000
                                                                 ---------------
                                                                       7,068,413
                                                                 ---------------

           Total Investments:
           (Cost:  $93,695,044)                 99.04%                74,470,741
           Other assets less liabilities         0.96%                   718,512
                                             ------------        ---------------
           Net Assets                          100.00%               $75,189,253
                                             ============        ===============

*   Non-income producing
** Cost for Federal income purposes is $93,695,044 and net unrealized depreciation consists of:

           Gross unrealized appreciation                              $3,384,815
           Gross unrealized depreciation                            (22,609,118)
                                                                 ---------------
           Net unrealized depreciation                             ($19,224,303)
                                                                 ===============

ADR--Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR--Security represented is held by the custodian bank in the form of Global Depository Receipts.
RDC--Security represented is held by the custodian bank in the form of Russian Depository Certificates.

See Notes to Financial Statements


Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
-------------------------


Assets
 Investments at value (identified
   cost of $93,695,044)(Notes 1 & 3)                                 $74,470,741
Cash denominated in foreign currencies (cost $132,952)                   133,427
Receivables
  Capital stock sold                                38,650
  Dividend                                         312,524
  Investments sold                                 908,495
                                                -----------            1,259,669
  Other assets                                                            37,020
                                                                ----------------
    Total Assets                                                      75,900,857
                                                                ----------------

Liabilities
Cash overdraft                                                           151,536
  Payables
   Capital stock reacquired                        182,878
   Investment management fees                       82,435
                                               -----------               265,313
Accrued expenses                                                         294,755
                                                                ----------------
   Total liabilities                                                     711,604
Net Assets                                                      ----------------
                                                                     $75,189,253
                                                                ================
NET Asset Value, Offering
     and Redemption Price per Share
     ($75,189,253 / 6,172,325 shares outstanding)                         $12.18
                                                                ================


Net Assets
At June 30, 1998 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                   $107,050,057
  Accumulated net investment income(loss)                              (736,587)
  Accumulated net realized loss on investments
   and foreign currency translations                                (11,894,395)
  Net unrealized depreciation on investments
   and foreign currencies                                           (19,229,822)
                                                                ----------------
Net Assets                                                           $75,189,253
                                                                ================


See Notes to Financial Statements



Statement of Operations
Six months ended June 30, 1998 (Unaudited)
------------------------------------------

INVESTMENT INCOME
Income:
 Dividend (Net of foreign tax withheld of $38,451)                      $554,939
                                                                    ------------
Expenses:
     Investment management fees (Note 2)         701,734
     Organization                                  6,950
     Custodian and accounting fees (Note 3)      145,699
     Transfer agent fees (Note 2)                183,139
     Recordkeeping and administrative services   118,709
     Legal and audit fees                         21,276
     Filing fees and registration (Note 2)        44,993
     Shareholder servicing and reports (Note      55,326
     Other                                        94,826
                                            ------------
                                                                       1,372,652
Custodian fee waiver                                                   (112,628)
                                                                    ------------
Total expenses                                                         1,260,024
                                                                    ------------
 Net investment income (loss)                                          (705,085)
                                                                    ------------
Realized and unrealized loss on investments and foreign currencies
  Net realized loss from security transactions
     and foreign currency transactions                               (9,904,692)
  Change in unrealized depreciation of investments
     and foreign currencies                                         (11,573,545)
                                                                    ------------
  Net loss on investments                                           (21,478,237)
                                                                    ------------
Net decrease in net assets resulting from operations               ($22,183,322)
                                                                    ============

See Notes to Financial Statements


Statement of Changes in Net Assets
-----------------------------------------------------------------



                                               Six months ended      Year ended
                                                June 30, 1998       December 31,
                                                 (Unaudited)            1997
                                                 -----------            ----
OPERATIONS
 Net investment income(loss)                       ($705,085)       ($1,736,904)
 Net realized gain (loss)
     on investments and currency
          translations                            (9,904,692)         11,205,526
 Increase (decrease) in
     unrealized appreciation
     (depreciation) of investments
     and foreign currencies                      (11,573,545)       (15,462,328)
                                                  -----------        -----------
 Net decrease in net assets
     resulting from operations                   (22,183,322)        (5,993,706)

Distributions to shareholders from:
  Realized gains on investments
  ($-0- and $.92 per share,respectively)                  ---        (8,627,379)

Capital shares transactions  *
Increase (decrease) in net assets
     resulting from capital share
     transactions                                (42,035,830)         92,176,846
                                                  -----------        -----------
Total increase (decrease) in net assets          (64,219,152)         77,555,761

NET ASSETS:
Beginning of period                              139,408,405          61,852,644
                                                 -----------         -----------
End of period                                    $75,189,253        $139,408,405
                                                 ===========         ===========

 * Summary of capital share activity follows:

                              Six months
                               ended
                               June 30,                       Year ended
                                1998                          December 31,
                             (Unaudited)                         1997
                             -----------                         ----

                         Shares        Value            Shares          Value
                         ------        -----            ------          -----

Shares sold              619,585     $8,942,688       12,074,912    $215,450,927
Shares reinvested
 from distributions          ---            ---          537,499       8,014,108
Shares redeemed       (3,589,760)   (50,978,518)      (7,623,001)  (131,288,189)
                      -----------   ------------      -----------   ------------
Net increase
(decrease)            (2,970,175)  ($42,035,830)       4,989,410     $92,176,846
                     ============  =============      ==========    ============

See Notes to Financial Statements




Financial Highlights
For a Share Outstanding Throughout The Period
-----------------------------------------------------------------
                                          Six months
                                            ended         Year         Feb. 15*
                                           June 30,       ended           to
                                             1998         Dec. 31,     Dec. 31,
                                          (Unaudited)      1997          1996
                                          -----------      ----          ----

Per Share Operating Performance
Net asset value, beginning of period         $15.25        $14.89         $10.00
                                             ------        ------         ------
Income from investment operations-
   Net investment income (loss)              (0.12)        (0.19)         (0.06)
   Net realized and unrealized
      gain (loss) on investments             (2.95)          1.47           4.95
                                             -----           ----           ----
   Total from investment operations          (3.07)          1.28           4.89
                                             -----           ----           ----
Less distributions-
  Distributions from realized
    gains on investments                       ---         (0.92)            ---
                                             -----          -----         ------
Total distributions                            ---         (0.92)            ---
                                             -----          -----          -----
Net asset value, end of period              $12.18         $15.25         $14.89
                                            ======         ======         ======
Total Return                              (20.13%)          8.74%         48.90%
Ratios/Supplemental Data
Net assets, end of period (000's)          $75,901       $139,408        $61,853
Ratio to average net assets-
  Expenses (A)                             2.45%**          1.94%        2.02%**
  Expenses-net (B)                         2.24%**          1.66%        1.71%**
  Net investment income (loss)           (1.26%)**        (1.30%)      (1.07%)**
Portfolio turnover rate                     30.84%        105.86%         38.69%
Average commission rate paid per share     $0.0363        $0.0963        $0.0737

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

*   Commencement of operations was February 15, 1996.
**  Annualized

See Notes to Financial Statements



Notes to the Financial Statements
June 30, 1998 (Unaudited)
-------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Eastern European Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E.  Distribution  to  Shareholders.  Distribution  from  investment  income  and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

VUSA will reimburse the Fund to the extent of its management fee to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $145,326 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum fee of $42,500.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $183,139 for its services for the six months ended June 30, 1998.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees, net of cost recovery, are included in other income.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $33,653,424 and $74,855,523, respectively. The custodian has provided credits in the amount of $112,628 against custodian and accounting charges based on credits on uninvested cash balances of the Fund .

VONTOBEL INTERNATIONAL BOND FUND
SEMI-ANNUAL REPORT 1998

Dear Shareholder:

At June 30, 1998, the fund's closing Net Asset Value stood at $10.20, producing a total return of 3.1% year to date vs. 2.7% for the J.P. Morgan Government Bond Index (ex-US).

The fund was well served by its strategy of investing only in the highest quality bonds. In most markets, less than top-rated bonds performed poorly because of the widening of yield spreads (=underperformance) caused by the ongoing Asia crisis. Our lack of exposure to yen bonds also served us well as the yen weakened dramatically vs. the US dollar. Japanese bonds lost 4% in the first half. Traditionally `dollar bloc' currencies like the Australian and New Zealand dollars followed the yen downward because of the high relative importance of the Japanese currency to these countries, and falling commodity prices.

The second quarter was marked by consolidation of the convergence trend of European bond yields. The euro was officially launched during the first weekend in May, and all 10-year rates of the countries participating in the European Monetary Union are now within 0.07% to 0.3% of German rates. We foresee no change in our strategy in the next few months as monetary union takes center stage. Most European government bonds are now fairly valued and are behaving like a single bloc, anticipating the single market by 8 months. European bond marts averaged a 5% return. The last market to offer any decent pickup over core Europe is the UK, but the volatility of the pound sterling poses a problem. The Bank of England surprised markets in early June by increasing interest rates by 25 bps, and the short end of the sterling market was hit badly. Spreads between the UK and Europe have widened to even more attractive levels, but the prevailing view is that this may have been the last rate hike, and the pound looks likely to lose more ground against European currencies.

The outlook for European bonds remains positive. Inflation remains subdued in core European markets and looks unlikely to pick up in the second half of 1998. Moderate growth, together with European corporate restructuring and the competitive pressures of a single currency, continue to cap inflationary expectations. We expect that the new European Central Bank will follow a restrictive monetary stance, and the euro remains our largest weighting. Our currency allocation at June 30, 1998 was as follows:

      ECU                 20.7%
      Deutschemark        16.9%
      Italian Lira        12.0%
      French franc        11.3%
      British pound        9.6%
      Danish krone         9.5%
      Canadian dollar      6.7%
      Irish punt           4.4%
      Dutch guilder        3.7%
      Cash                 5.2%

Sven Rump
Fund Manager
July 31, 1998





                       Schedule of Portfolio Investments
                           June 30, 1998 (Unaudited)

Principal                                                                Market
Amount*                 Security Description                             Value

                   BONDS:  94.77%

                   BRITISH POUND 9.57%
       60,000      DSL Bank 9.25% 19 Aug 2002                          $ 819,706
       ------               ----  --     ----                          ---------
                   Corporate Bond

                   CANADIAN DOLLAR  6.72%
      800,000      Government of Canada 6.5% 1 June 2004                 575,076
      -------                           ---  -      ----                 -------
                   Government Bond

                   DANISH KRONE  9.53%
    5,000,000      Kingdom of Denmark 7% 15 Dec 2004                     815,889
    ---------                         -  --     ----                     -------
                   Government Bond

                   DEUTSCHE MARK  16.92%
      900,000      Republic of Finland 7.5% 27 Jan 2000                  524,896
                   Government Bond
    1,000,000      Republic of Germany 6.5% 14 Oct 2005                  616,259
                   Government Bond
      500,000      Republic of Germany 7.125% 20 Dec 2002
                   Government Bond                                       307,547
                                                                         -------
                                                                       1,448,702
                                                                       ---------
                   EUROPEAN CURRENCY  20.66%
      600,000      DSL Bank 4.75% 27 May 2003                            664,411
                   Corporate Bond
      350,000      EuroFima 8.5% 4 Jun 2007                              478,826
                   Supranational Entities
      500,000      France O.A.T. 10% 26 Feb 2001
                   Government Bond                                       625,812
                                                                         -------
                                                                       1,769,049
                                                                       ---------
                   FRENCH FRANC  11.27%
    5,000,000      France O.A.T. 7.25% 25 Apr 2006                       964,496
                                                                         -------
                   Government Bond

                   IRISH PUNT  4.36%
      250,000      Republic of Ireland 6.25% 18 Oct 2004                 373,586
                                                                         -------
                   Government Bond

                   ITALIAN LIRA  11.99%
1,500,000,000      American Int'l Group 11.7% 4 Dec 2001               1,026,570
                                                                       ---------
                   Corporate Bond

                   NETHERLANDS GUILDER  3.75%
 600,000           Government of Netherlands 9% 15 May 2000              320,900
 -------                                                                 -------
                   Government Bond

                   Total Investments:
                   (Cost:  $8,601,164)**                94.77%         8,113,974
                   Other assets less liabilities         5.23%           447,544
                                                         ----            -------
                   Net Assets                          100.00%        $8,561,518
                                                       ======         ==========

  *Stated in local currencies
 **Cost for Federal income tax purposes is $8,601,164 and net unrealized depreciation consists of:

          Gross unrealized appreciation                                 $441,206
          Gross unrealized depreciation                                (928,396)
                                                                       --------
                                                                      ($487,190)
                                                                      =========
See Notes to Financial Statements


Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
-----------------------------------------------------------------

Assets
Investments at value (Identified
 cost of $8,601,164)  (Notes 1 & 3)                                   $8,113,974
Cash denominated in foreign currencies
(cost $50,802)                                                            50,554
Cash                                                                      81,733
Receivables:
 Interest                                     $   255,261
 Capital Stock Sold                                20,353
                                                   ------

                                                                         275,614
 Other assets                                                             43,519
                                                                          ------
Total Assest                                                           8,565,394
                                                                       ---------

Liabilities
 Capital stock reacquired                           1,602
 Administration fees                                2,274
                                                    -----

                                                                           3,876
                                                                           -----
Net Assets                                                            $8,561,518
                                                                      ==========


NET Asset Value, Offering and Redemption
 Price per share
($8,561,518/839,229 shares outstanding)                                   $10.20
=========== =======                                                       ======

At June 30, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

     Paid in capital                                                  $9,136,541
     Undistributed net investment income                                 250,940
     Accumulated net realized loss on investments
          and foreign currency translation                             (338,872)
     Net unrealized depreciation
          of investments and foreign currencies                        (487,091)
                                                                       --------
Net Assets                                                            $8,561,518
                                                                      ==========

See Notes to Financial Statements


Statement of Operations
June 30, 1998 (Unaudited)
-----------------------------------------------------------------

INVESTMENT INCOME
 Interest                                                               $319,429
                                                                        --------

EXPENSES:
 Investment management fees (Note 2)             45,723
 Organization                                     6,100
 Custodian fees                                  30,938
 Transfer agent fees (Note 2)                     9,731
 Recordkeeping and administrative
  services (Note 2)                               9,144
 Legal and audit fees                             4,672
 Filing and
   registration fees (Note 2)                     4,511
 Shareholder servicing
  and reports (Note 2)                            2,910
 Other                                            11,538
                                                  ------
Total expenses                                                           125,267
Expenses reimbursed or waived                                           (56,778)
                                                                        -------
Net expenses                                                              68,489
                                                                          ------
Net investment income                                                    250,940
                                                                         -------

Realized and unrealized gain (loss) on investments
  Net realized loss from security transactions
   and foreign currency translations                                   (338,872)
  Net change in unrealized
   depreciation on investments and foreign currencies                    367,398
                                                                         -------
  Net gain on investments                                                 28,526
                                                                          ------
  Net increase in net assets resulting from operations                  $279,466
                                                                        ========

See Notes to Financial Statements





Statement of Changes in Net Assets
-----------------------------------------------------------------

                                                    Six months
                                                      ended            Year
                                                     June 30,          ended
                                                       1998         December 31,
                                                    (Unaudited)        1997
                                                    -----------        ----
Operations
 Net investment income                                 $250,940       $1,146,677
 Net realized loss on investments
   and foreign currency translation                   (338,872)      (1,022,601)
 Change in unrealized appreciation
   (epreciation) of investments and
   foreign urrencies                                    367,398      (2,092,635)
                                                        -------      ----------
 Net increase (decrease) in net assets
    resulting from operations                           279,466      (1,968,559)

Distribution to shareholders from:
 Realized gains on investments
   ($.-- and $.38 per share,
     respectively)                                         ---         (401,372)

Capital Share Transactions
 Net decrease in net assets
  from capital share transactions*                   (2,510,792)    (13,715,794)
                                                     ----------     -----------
 Net decrease in net assets                          (2,231,326)    (16,085,725)
 Net asset at beginning of period                     10,792,844      26,878,569
                                                      ----------      ----------

Net Assets at the end of the period
 (including undistributed net investment income
    of $250,940 and $.--, respectively)               $8,561,518     $10,792,844
       ========     =                                 ==========     ===========


*A summary of capital share transactions follows:



                        Six months ended
                          June 30, 1998                     Year ended
                           (Unaudited)                    December 31,1997
                           -----------                    ----------------
                     Shares          Value             Shares          Value
                  ------------    ------------      ------------    ------------
Shares sold            46,696        $470,090           208,557       $2,162,409
Shares
 reinvested
 from
 distributions             --              --            39,686          392,896
Shares
 redeemed            (299,271)     (2,980,882)       (1,616,069)    (16,271,099)
                     --------      ----------        ----------     -----------
Net decrease         (252,575)    ($2,510,792)       (1,367,826)   ($13,715,794)
                     ========     ===========        ==========    ============


See Notes to Financial Statements




Financial Highlights
For a Share Outstanding Throughout each Period
-----------------------------------------------------------------



                            Six months                                  March 1*
                               ended                                        to
                          June 30, 1998     Years ended December 31     Dec. 31,
                           (Unaudited)      1997      1996       1995      1994
                           -----------      ----      ----       ----      ----
Per Share Operating
   Performance
Net asset value,
 beginning of period           $ 9.89      $10.93     $10.60    $9.48     $10.00
                               ------      ------     ------    -----     ------

Income from investment
   operations-
   Net investment income         0.30        0.61       0.47     0.61       0.70
   Net realized and unrealized
    gain (loss) on investm       0.01      (1.27)       0.32     1.06     (0.50)
                                 ----      -----        ----     ----     -----

    Total from investment
      operations                 0.31      (0.66)       0.79      1.67      0.20
                                 ----      -----        ----      ----      ----


Less distributions-
   Distributions from net
    investment income             ---        ---       (0.40)   (0.55)    (0.70)
   Distributions from realized
    gains on investments          ---      (0.38)      (0.06)      ---       ---
   Distributions in excess of
   net investment income          ---        ---         ---       ---    (0.02)

   Total distributions           0.00      (0.38)      (0.46)   (0.55)    (0.72)
                                 ----      -----       -----    -----     -----


Net asset value,
   end of period               $10.20     $ 9.89       $10.93   $10.60    $ 9.48
                               ======     ======       ======   ======    ======

Total Return                    3.13%     (6.04)%       7.51%   17.60%     1.98%

Ratios/Supplemental Data
Net assets,
    end of period (000's)      $8,562     $10,793     $26,879  $16,253   $10,235
Ratio to average net assets-(A)
  Expenses (B)                1.50%**        1.60%      1.84%    1.76%    1.35**
  Expense ratio-net (C)       1.50%**        1.40%      1.52%    1.35%    1.35**
  Net investment income       5.49%**        5.92%      4.78%    5.38%    3.99**
Portfolio turnover rate         7.59%        0.00%     19.89%   18.63%    19.00%


*  Commencement of Operations was March 1, 1994.
** Annualized

(A) Management fee waivers reduced the expense ratios and increased the ratios of net investment income by 1.24% for the six months ended June 30,1998, 0.60% in 1997, 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.

(B) Expense ratio has been increased to include additional custodian fees that were offset by custodian fee credits; prior to 1995 custodian fee credits reduced the expense ratio.,

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.


See Notes to Financial Statements


Notes to the Financial Statements
June 30, 1998  (Unaudited)
-------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel International Bond Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in February, 1994 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to maximize total return from capital growth and income by investing in a continuously managed portfolio consisting primarily of high-grade international bonds.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.


F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-seven (57) months.

G.  Distribution  to  Shareholders.  Distribution  from  investment  income  and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, equalization, forwards and post-October capital and currency losses.

H. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets.

VUSA will reimburse the Fund to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the six months ended June 30, 1998, a reimbursement of $ 56,778 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $6,820 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum annual fee of $42,500.
 .

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $9,731 for its services for the six months ended June 30, 1998.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS--Purchases and sales of securities other than short-term notes aggregated $663,434 and $2,662,169 respectively.

VONTOBEL EMERGING MARKETS EQUITY FUND
SEMI-ANNUAL REPORT 1998


Dear Shareholder:

Emerging markets rebounded by 25% from January 12 to April 21, spurred by good news out of Asia: Indonesia announced it would restructure its banks, Korea agreed to convert up to US$ 30 billion of short-term loans, thereby averting a rollover crisis, and Thailand removed foreign exchange controls. However, unless they were extremely nimble, investors who bought into that rally have lost it all since. Since April 21st, emerging markets have fallen 28%, giving back all their Q1 gains and more.

After a 7% first quarter gain, the fund declined 15.5% last quarter. At June 30, 1998, the fund's closing Net Asset Value stood at $8.52, resulting in a first half loss of 9.6%. This compares with a 19.9% loss for Morgan Stanley Capital International's Emerging Markets Free (EMF) Index and a 15.6% average loss for the universe of emerging market equity funds tracked by Lipper Analytical Services.

The fund's shareholders were largely sheltered from the crises in Asia due to our huge underweight in the region. We took advantage of the Asian rally to shed stocks whose fundamentals continued to deteriorate following the massive devaluations. We sold positions in Korea, Thailand and Malaysia and added to a number of names in Greece, Turkey, Israel, India and South Africa. Apart from our pared down exposure to Asia, what contributed most to the fund's relative outperformance year to date was its overweights in Greece, Israel and Brazil and large weighting in financials and technology stocks in peripheral markets. In Greece, for example, despite taking profits in stocks that appreciated well over 50%, we still have an overweight of 7.5% (vs. 5% for the EMF).

At June 30, our overall regional allocation was as follows:

                                                    MSCI EMF
                                                  (at 6.30.98)
                                                  ------------
           Europe                 16.4%                11.4%
           Middle East/Africa     37.7%                19.0%
           Latin America          33.3%                41.5%
           Pacific Rim             6.3%                21.1%
           Subcontinent            3.6%                 7.0%

Thanks to strong returns in some of our holdings in Turkey and Israel, they now figure among our top five country markets, in descending order as follows:
Turkey 13.8%. South Africa 13.7%, Brazil 13.1%, Mexico 9.4%, Israel 8.0%. Argentina's eclipse from the list reflects the further deterioration in Latin American markets due to depressed commodity markets.

With the exception of IOI, a palm oil plantation stock in Malaysia whose prices have remained stable for the last 10 years, we've largely avoided deep cyclicals and commodities. Even in South Africa, our focus is on companies in the service industry whose profitability profile and business exposure are largely comparable to any well managed UK firm. IT consultant Dimension Data, for example, has 48% ROE and strong EPS growth for the last 10 years.

1998 will remain a transition year. We continue to avoid increasing our exposure to Asia for the following reasons: 1) Extremely weak corporations are struggling to service trillions dollars of debt, on which interest payments this year will amount to at least $300 billion, or nearly half of total exports. 2) Domestic operations are losing money, and the profitability of overseas sales, having benefited from extraordinary factors in Q1, is deteriorating. 3) Asset sales to foreigners are not progressing as expected because of labor militancy, lopsided debt structures, due diligence complications and, most of all, a wide perception gap concerning value. In sum, the corporate sector will not be able to generate the cash flow necessary to stay solvent.

As prudent investors we actively seek attractive stocks in a universe that has expanded considerably beyond the borders of Asia and Latin America. Emerging markets outside these regions now account for nearly 40% of the benchmark index vs. only about 27% a year ago. Wherever a company is listed, we have to understand if it is generating or consuming cash, how much debt it employs relative to its shareholder equity and in which currency its debt is denominated. This leads us to focus on cash flow and liquidity ratios, like interest coverage, dividend coverage and net equity to total assets. We're very particular--we want to invest in companies that we could hold for several years because they are industry leaders with competitive advantages and a record of sustained growth in earnings, return on equity and return on invested capital. Lastly, we don't want complacent management. We want companies whose managers have demonstrated their commitment to growing their business, as reflected in R&D and capital expenditure figures.

The fund is traded close to 12x PE with overall expected EPS growth of 15% and ROE of 23%.


Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
July 31, 1998



                       Schedule of Portfolio Investments
                            June 30, 1998 (Unaudited)


Number
  of                                                                      Market
Shares     Description                                                     Value
------     -----------                                                     -----

           Common Stocks and Warrants:  91.13%

           Botswana:  0.89%
  17,000   Sechaba Breweries Ltd. (Brewery)                              $22,531
                                                                 ---------------
           Croatia:  0.96%
   1,500   Pliva DD GDR (Pharmaceutical)                                  24,375
                                                                 ---------------

           Egypt: 1.33%
   3,120   Commercial International Bank GDR (Banking)                    33,852
                                                                 ---------------

           Great Britain:  0.87%
   5,300   Antofagasta Holdings (Conglomerate)                            22,124
                                                                 ---------------

           Greece:  7.55%
     700   Alpha Credit Bank (Banking)                                    56,768
     700   Alpha Credit Bank Rts  7/24/98 *(Banking)                       1,193
   1,300   Hellenic Bottling Company(Beverages)                           40,178
   3,333   Hellenic Telecommunications Organization SA
               (Telephone-Integrated)                                     85,486
     200   Stet Hellas Telecom SA ADR *(Telecom)                           8,300
                                                                 ---------------
                                                                         191,925
                                                                 ---------------

           Hungary:  0.31%
     100   Gedeon Richter Ltd GDR (Pharmaceutical)                         8,000
                                                                 ---------------
           Israel:  7.36%
   1,500   ECI Telecommunications (Telecommunications Equipment)          56,812
     663   Formula Systems (1985) Ltd *(Technology)                       23,205
  27,686   Leumi Bank Le Israel(Banking)                                  55,242
     700   Nice Systems Ltd Sponsored ADR *(Technology)                   26,250
   7,780   Super-Sol Ltd B Shs(Retail)                                    25,639
                                                                 ---------------
                                                                         187,148
                                                                 ---------------
           Poland:  2.13%
   1,500   Bank Handlowy GDR(Banking)                                     28,650
   1,500   Prokom Software SA GDR *(Technology-Software)                  25,500
                                                                 ---------------
                                                                          54,150
                                                                 ---------------
           Portugal:  4.50%
     600   Brisa Auto Estrada Priv                                        25,690
     500   Telecel Comuni Pessoais SA(Telecom-Cellular)                   88,884
                                                                 ---------------
                                                                         114,574
                                                                 ---------------
           South Africa:  13.82%
   5,300   Carson Holdings Limited * (Consumer Products)                   8,044
   2,000   Coronation Holdings Ltd - N Shs (Financial Services)           30,017
  10,697   Dimension Data Holdings Ltd. *(Computers-Integrated)           57,724
     800   Investec Group Ltd  (Financial Services/Banking)               31,029
   2,020   Liberty Life Association of Africa (Insurance)                 39,378
   9,300   NBS Boland Group Ltd(Financial)                                12,076
   2,535   Nedcor Ltd(Financial)                                          54,718
   3,500   Persetel Q Data Holdings Ltd(Technology)                       31,282
  12,500   Primedia Limited - N Shs(Media)                                81,998
   5,600   Softline Limited *(Technology)                                  5,383
                                                                 ---------------
                                                                         351,649
                                                                 ---------------
           Turkey:  13.94%
2,112,500  Akbank(Banking)                                                68,235
 331,000   Aksigorta S A(Insurance)                                       21,445
 386,000   Eregli Demir Ve Celik *(Metals)                                60,165
  27,000   Migros(Retail)                                                 26,366
 446,000   Vestel Electronik Sanayai *(Electronics)                       59,467
2,670,000  Yapi Kredi Bankasi(Banking)                                   118,894
                                                                 ---------------
                                                                         354,572
                                                                 ---------------
           India:  2.88%
   1,500   India Tobacco Ltd GDR *(Tobacco)                               25,875
   3,000   Mahanagar Tele Nigam GDR *(Telecom)                            31,425
   1,500   Videsh Sanchar Nigam GDR *(Telecommunications)                 16,050
                                                                 ---------------
                                                                          73,350
                                                                 ---------------
           Indonesia:  0.28%
  12,000   PT Gudang Garam(Tobacco)                                        7,126
                                                                 ---------------
           Malaysia:  3.59%
  25,000   IOI Corporation Berhad(Agriculture)                            12,469
  25,000   Resorts World Berhad(Gaming)                                   27,468
  10,000   RJ Reynolds Berhad(Tobacco)                                    13,855
  25,000   Sime Darby Berhad(Conglomerate)                                17,228
  12,000   Telekom Malaysia(Telecommunications)                           20,240
                                                                 ---------------
                                                                          91,260
                                                                 ---------------
           Pakistan:  0.68%
  28,000   Hub Power Co Ltd *(Utility)                                     7,804
     500   Lever Brothers Pakistan Ltd * (Consumer Products)               9,424
                                                                 ---------------
                                                                          17,228
                                                                 ---------------
           Philippines:  1.72%
  10,800   Cosmos Bottling Corporation (Beverages)                         1,217
     500   Philippine Long Distance Telephone
               Sponsored ADR(Telecom)                                     11,311
 197,000   SM Prime Holdings (Real Estate/Retail)                         31,180
                                                                 ---------------
                                                                          43,708
                                                                 ---------------
           Argentina:  2.40%
     300   Disco SA Sponsored ADR *(Food-Retail)                           9,600
   2,800   Perez Companc SA Sponsored ADR(Diversified)                    27,300
     800   YPF SA Sponsored ADR (Oil and Gas)                             24,050
                                                                 ---------------
                                                                          60,950
                                                                 ---------------
           Brazil:  13.20%
   2,300   Companhia Cervejaria Sponsored ADR (Beverages)                 28,750
     734   Companhia Energetica Sponsored ADR(Utility-Electric)           22,754
   3,000   Companhia Paranaense Sponsored ADR(Utility)                    27,750
  30,000   Investimentos Itau PN(Conglomerate)                            18,936
 125,000   Itaubanco Pfd Reg(Banking)                                     71,333
   2,500   Petrobras Sponsored ADR (Oil and Gas)                          46,250
   1,100   Telebras Sponsored ADR(Telephone-Integrated)                  120,106
                                                                 ---------------
                                                                         335,879
                                                                 ---------------
           Chile:  1.75%
     800   Chilectra SA Sponsored ADR(Utility)                            17,200
     120   Cia Telecom Chile ADR  Rts 6/30/98(Telecom)                        41
   1,100   Embotelladora Andina ADR(Beverages)                            19,250
   1,000   Linea Aerea Nacional Sponsored ADR(Airline)                     8,125
                                                                 ---------------
                                                                          44,616
                                                                 ---------------
           Mexico:  9.01%
  40,000   Biperb *(Electronics)                                          15,893
   9,920   Cieb/corp Interame De Entre Cv B *(Entertainment/Media)        27,602
   1,322   Ciel /corp Interamer Entren L/*                                 3,090
  11,000   Contal*cp(Beverages)                                           36,728
     200   Grupo Iusacell Sponsored ADR *(Telecom)                         2,750
   7,000   Grupo Modelo SA Sereis C(Brewery)                              59,444
   1,400   Kimberly Clark de Mexico ADR
             (Manufacturing-Paper and Paper Products)                     24,500
     600   Panamerican Beverages Class A(Beverages)                       18,862
   2,300   Tubos de Acero de Mexico ADR(Manufacturing-Steel)              29,469
   1,000   TV Azteca SA ADR(Media)                                        10,813
                                                                 ---------------
                                                                         229,151
                                                                 ---------------
           Peru:  0.88%
   1,100   Telefonica Del Peru SA B ADR(Telephone-Integrated)             22,481
                                                                 ---------------
           Venezuela:  1.08%
   1,100   Cia Anonima Tel De Ven Sponsored ADR
              (Telephone-Integrated)                                      27,500
                                                                 ---------------

           Total Investments:
           (Cost:  $2,498,195)**                  91.13%               2,318,149
           Other assets less liabilities           8.87%                 225,618
                                               ---------         ---------------
           Net Assets                            100.00%              $2,543,767
                                               =========         ===============
*   Non-income producing
** Cost for Federal income tax purposes is $2,498,195 and net unrealized depreciation consists of:


           Gross unrealized appreciation                                 $31,156
           Gross unrealized depreciation                               (211,202)
                                                                 ---------------
           Net unrealized depreciation                                ($180,046)
                                                                 ===============

ADR-Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR-Security represented is held by the custodian bank in the form of Global Depository Receipts.

See Notes to Financial Statements




Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
-----------------------------------------------------------------


Assets
Investments at value (identified
   cost of $2,498,195)(Notes 1 & 3)                                   $2,318,149
Cash denominated in foreign currencies                                    22,973
  Receivables
   Investments sold                               $292,669
   Dividend                                          3,821               296,490
                                               -----------
    Other assets                                                         105,505
                                                                ----------------
    Total assets                                                       2,743,117
                                                                ----------------

Liabilities
Cash overdraft                                                           166,058
  Payables
    Investments purchased                           10,962
    Capital stock reacquired                        17,040
     Investment management fees                      5,290
                                               -----------                33,292
                                                                ----------------
   Total liabilities                                                     199,350
                                                                ----------------
Net Assets                                                            $2,543,767
                                                                ================
Net Asset Value, Offerng and Redemptioin Price Per Share
     ($2,543,767  /  298,367 shares)                                       $8.53
                                                                ================

Net Assets
At June 30, 1998 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:


  Paid in capital                                                     $3,111,442
  Accumulated net investment income                                        3,667
  Accumulated net realized loss on
     investments and foreign currency translations                     (389,417)
  Net unrealized depreciation on investments
     and foreign currencies                                            (181,925)
                                                                ----------------
  Net Assets                                                          $2,543,767
                                                                ================


See Notes to Financial Statements




Statement of Operations
June 30, 1998 (Unaudited)
-----------------------------------------------------------------

INVESTMENT INCOME
Income:
 Dividend (Net of foreign tax withheld of $2,925)                        $41,921
                                                                    ------------
Expenses:
  Investment management fees (Note 2)        22,989
  Custodian and accounting fees (Note 3)     15,040
  Transfer agent fees (Note 2)                6,940
  Legal and audit                             5,090
  Recordkeeping and administrative servi      6,467
  Filing fees and registration (Note 2)       3,689
  Shareholder servicing and reports (Not      2,637
  Amortization of organization expense        6,972
  Miscellaneous                               7,517
                                        ------------
  Total expenses                                                          77,341
  Expenses reimbursed or waived                                         (39,087)
                                                                    ------------
  Net expenses                                                            38,254
                                                                    ------------
 Net investment income                                                     3,667
                                                                    ------------
Net Realized and Unrealized Loss on Investments

Net realized loss from security  transactions
 and foreign currency translations                                     (282,213)
Change in unrealized depreciation of
  investments and foreign currencies                                    (74,463)
                                                                    ------------
Net loss on investments                                                (356,676)
                                                                    ------------
Net decrease in net assets resulting from operations                  ($353,009)
                                                                    ============


See Notes to Financial Statements




Statement of Changes in Net Assets
-----------------------------------------------------------------

                                    Six months ended             August 25, * to
                                      June 30, 1998                 December 31,
                                       (Unaudited)                      1997
                                       -----------                      ----
Operations
 Net investment income (loss)          $    3,667                      ($16,689)
Net realized loss on investments
  and foreign currencies                 (282,213)                     (108,947)
Increase in unrealized depreciation
  of investments and foreign currencies   (74,463)                     (107,462)
                                         ---------                    ----------
Net decrease in net  assets
  resulting from operations              (353,009)                     (233,098)

Capital shares transactions
  Increase (decrease) in net
    assets resulting from
     capital share transactions**        (703,766)                     3,833,640
                                         ---------                    ----------
Total increase (decrease)
  in net assets                        (1,056,775)                     3,600,542

Net Assets:
Beginning of period                      3,600,542                           ---
                                         ---------                    ----------


End of period
(including undistributed net
 investment income of
 $3,337 and $-0-, respectively)
                                         $2,543,767                   $3,600,542
                                         ==========                   ==========

**A summary of capital share transactions follows:

                     Six months ended                    August 25, * to
                       June 30, 1998                       December 31,
                        (Unaudited)                            1997
                        -----------                            ----
                     Shares        Value              Shares             Value
                    ---------    ----------         -----------       ----------
Shares sold             53,898   $   517,085           406,059        $4,075,864
Shares redeemed      (137,751)   (1,220,851)          (23,839)         (242,224)
                     ---------    ---------         ----------        ----------
Net increase
  (decrease)          (83,853)    ($703,766)           382,220        $3,833,640
                     =========     =========        ==========        ==========

*  Commencement of operations

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout The Period
-----------------------------------------------------------------

                                           Six months ended         August 25, *
                                            June 30,1998                 to
                                             (Unaudited)           Dec. 31, 1997
                                             -----------           -------------
Per Share Operating Performance
Net asset value, beginning of period                 $9.42                $10.00
                                                 ---------              --------
Income from investment oerations-
   Net investment income (loss)                       0.01                (0.04)
   Net realized and unrealized
    loss on investments                             (0.90)                (0.54)
                                                 ---------              --------
    Total from investment operations                (0.89)                (0.58)
                                                 ---------              --------
Net asset value, end of period                       $8.53                 $9.42
                                                 =========              ========

Total Return                                       (9.45%)                 5.80%
Ratios/Supplemental Data
Net assets, end of period (000's)                   $2,544                $3,601
Ratio to average net assets--(A)
  Expenses (B)                                     2.08%**               2.41%**
  Expenses-net (C)                                 2.08%**               2.20%**
  Net investment loss                              0.20%**             (1.42%)**
Portfolio turnover rate                             57.21%                16.36%
Average commission rate paid per share             $0.0060               $0.0145

(A) Management fee waivers reduced the expense ratio and increased the ratio of net investment income by 2.12% (annualized) for the six months ended
June 30, 1998.
(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

*   Commencement of opertions
**  Annualized

See Notes to Financial Statements




Notes to the Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Emerging Markets Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in August, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in developing countries around the world.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E.  Distribution  to  Shareholders.  Distribution  from  investment  income  and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $10,870 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum fee of $42,500.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $6,940 for its services for the six months ended June 30, 1998.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $1,838,034 and $2,159,696, respectively. The custodian has provided credits in the amount of $ against custodian and accounting charges based on credits on uninvested cash balances of the Fund .

VONTOBEL EASTERN EUROPEAN DEBT FUND
SEMI-ANNUAL REPORT 1998


Dear Shareholder:

We are pleased to report that Eastern European debt markets overall withstood the trials and tribulations that have afflicted emerging markets equities as a result of the Asian crisis. The region's debt markets rebounded strongly during the first half of 1998 as investors finally began to distinguish between the economic situation in the Eastern European core countries and those in Asia. The glaring exception was Russia. The trigger for Russia`s collapse was its perennial budget problem, not exactly news, but the resurgence of the crisis in Asia has conferred on it a greater order of magnitude. Happily, the debacle in Russian bonds (the 1-year Russian GKO declined by 40% in the first half) was more than compensated by strong performance in other regional markets. Poland's June 2002 bond gained 9.1% in the first half, while the Czech Republic's February 2003 bond gained 8.5%. The Hungarian bond index registered an even more impressive first-half gain of 11.3%.

Eastern European debt also outperformed other regional emerging markets debt, as measured by JP Morgan's Emerging Markets Bond Index of US-dollar-denominated securities, including Brady bonds, which posted a year-to-date return of 0.11%.

At June 30, 1998, the fund's closing Net Asset Value stood at $10.68 and net assets totaled $14,451,706. Year to date, the fund posted a total return of 10.10%. This performance can be attributed to our nearly 40% weighting in zloty-denominated assets at a time when the zloty held its own against a rising dollar, and our minimal exposure to Russian debt.

In an environment of declining inflation, restrictive monetary policy, and stable currencies, Eastern European fixed income investments remain attractive and less risky than other emerging markets. Since the beginning of the year foreign capital has been pouring into the region's major markets. Because of the inflow of capital, some currencies (Czech crown, Slovakian koruna and Polish zloty) have been trending upward against the deutsche mark and the US dollar. The main focus of inflows is Poland, where revised government forecasts now call for a 1997 current account deficit of 4% of GDP (vs. a 5% initial forecast), and a 1998 inflation rate of 9.5% (vs. 14.9% for 1997 and 19.9% in 1996). Solid economic growth, tight fiscal and monetary policy, and the prospect of further privatizations have enhanced government credibility. This, in turn, has attracted capital flows, giving a boost to the currency, which has held its own against the US dollar since the beginning of the year, and appreciated 7% against the currency basket. Foreign reserves grew by 30% yoy to $23 billion as of the first quarter and, since Poland's foreign and domestic debt is not short-term, the zloty is not vulnerable to speculative attack. We continue to be bullish on Poland.

In April we committed about 4% of fund assets to a Russian-ruble-denominated bond issued by the International Finance Corporation with an attractive 25% yield, given an inflation rate of 10%. Although our entry into the Russian ruble market turned out to be premature, this limited exposure had little impact on fund performance.

At the end of June the fund's currrency allocation/cash was as follows: Polish zloty 38.5%, Czech crown 25.6%, Hungarian forint 22.2% Russian ruble 3.5%, with the remaining 9.2% in cash. The majority of the fund's holdings are investment-grade instruments issued by governments and supranational entities, such as the European Bank for Reconstruction and Development, and none is rated below A- (S&P).

We anticipate continued outperformance in the Polish, Hungarian and Czech markets. Although we think Russian bonds have been oversold, we don't plan to increase our exposure for the time being; the yields are very attractive, but exaggerated price swings may lead to even greater volatility. Eastern European debt continues to be a very attractive asset class from both the standpoint of capital appreciation and yield.

Volker Wehrle
Fund Manager
July 31, 1998



                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 1998 (Unaudited)


Principal
Amount*          Security Description                               Market Value
-------          --------------------                               ------------

                 Bonds: 90.82%

                 CZECH CROWN:  25.61%
  24,000,000     Czech Republic 12.2% 15 Aug 2002                       $733,308
                 Government Bond
  14,000,000     Deutsche Bank Finance NV 10.5% 21 Jan 2000              405,859
                 Corporate Bond
  46,000,000     General Electric Mtn 13.5% 1 Oct 1999                 1,386,456
                 Corporate Bond
  20,000,000     ING Verzekeringen 10.625% 20 Jan 2000                   579,492
                 Corporate Bond
  20,000,000     SBC Jersey 10.625% 28 Jan 1999
                 Corporate Bond                                          595,567
                                                                       ---------
                                                                       3,700,682
                                                                       ---------
                 HUNGARY FORINT:  22.19%
 300,000,000     Government of Hungary 16.5% 24 Jul 1999               1,374,142
                 Government Bond
 125,000,000     Government of Hungary 21.0% 24 Oct 1999                 601,433
                 Government Bond
 135,000,000     Government of Hungary 16.0% 12 May 2000                 615,609
                 Government Bond
 140,000,000     Government of Hungary 14.0% 24 Jun 2002
                 Government Bond                                         615,832
                                                                         -------
                                                                       3,207,016
                                                                       ---------



                 POLISH ZLOTY:  39.53%
   2,100,000     Republic of Austria 19.25% 11 Jun 1999                  597,720
                 Government Bond
   7,000,000     Government of Poland 15.0% 12 Oct 1999                1,887,210
                 Government Bond
   4,000,000     Government of Poland 12.0% 12 Jun 2001                  989,963
                 Government Bond
   5,000,000     Poland Treasury Bond 12.0% 12 Oct 2001                1,221,681
                 Government Bond
   1,600,000     International Finance Company 0% 28 May 1999            388,185
                 Supranational Bond
   2,200,000     International Bank for
                  Recon & Dev 19.5% 17 Jun 1999
                   Supranational Bond                                    627,760
                                                                         -------
                                                                       5,712,519
                                                                       ---------

                 RUSSIAN RUBLE: 3.49%
   4,000,000     International Finance Corp 25.0% 15 Apr 1999            504,696
                                                                         -------
                 Corporate Bond

                    Total Investments:                  90.82%        13,124,913
                    (Cost:$13,072,936)                   9.18%         1,326,793
                                                         ----          ---------
                    Other Assets, net                  100.00%       $14,451,706
                                                       ======        ===========


* Stated in local currencies
**Cost for Federal income tax purposes is $13,072,936 and net unrealized appreciation consists of:

          Gross unrealized appreciation                               $  347,784
          Gross unrealized depreciation                                (295,807)
                                                                        --------
          Net unrealized appreciation                                 $   51,977
                                                                      ==========

See Notes to Finanacial Statements


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (Unaudited)
-------------------------


Assets
Investments at value
(identified cost of $13,072,936 )
(Notes 1 & 3)                                                        $13,124,913
Cash denominated in foreign currencies
 (Cost  $106,680)                                                        103,979
Cash                                                                     241,041
Receivables:
   Capital stock sold                       72,498
   Interest                                864,154
                                           -------                       936,652
Other assets                                                              61,894
                                                                      ----------
Total Assets                                                          14,468,479
                                                                      ----------
Liabilities
Payables:
   Advisory fee                             16,225
   Administrative fees                         548
                                           -------
Total Liabilities                                                         16,773
                                                                       ---------
Net Assets                                                            $14,451,70
                                                                      ==========
Net Asset Value, Offering and Redemption Price per Share
($14,451,706 / 1,353,573  shares outstanding)                             $10.68
                                                                      ==========
At June 30, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                    $13,473,44
   Undistributed net investment income                                 1,002,570
   Accumulated net realized loss on
      investments and currency transactions                             (77,619)
   Net unrealized appreciation on investments
      and currency transactions                                           53,314
                                                                          ------
Net Assets                                                            $14,451,70
                                                                      ==========

See Notes to Financial Statements





STATEMENT OF OPERATIONS
PERIOD ENDED JUNE 30, 1998 (Unaudited)
--------------------------------------


Investment income
   Interest                                                           $1,025,071
                                                                      ----------

Expenses:
   Investment management fees (Note 2)           $ 91,325
   Custodian fees                                  11,231
   Transfer agent fees (Note 2)                     3,004
   Recordkeeping and administrative services (No   15,238
   Filing and registration fees (Note 2)            5,541
   Shareholder servicing and reports (Note 2)       1,979
   Legal and Audit                                  5,446
   Organization                                     7,095
   Other                                            7,588
                                                    -----
   Total expenses                                                        148,447
   Expenses reimbursed or waived                                         (5,360)
                                                                         ------
   Net expenses                                                          143,087
                                                                         -------
   Net investment income                                                 881,984
                                                                         -------

Realized and  unrealized  gain  (loss) on  investments
  Net  realized  loss from security transactions
     and foreign currency translations                                  (77,619)
   Change in unrealized appreciation of
     investments and foreign currencies                                  609,049
                                                                         -------
   Net gain on investments                                               531,430
                                                                         -------
   Net increase in net assets resulting from operations               $1,413,414
                                                                      ==========


See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                     Six months
                                                       ended
                                                      June 30,         Aug. 25,*
                                                        1998         to Dec. 31,
                                                    (Unaudited)          1997
                                                    -----------          ----
Operations:
   Net investment income                              $ 881,984        $ 378,510
   Net realized gain (loss) on
     foreign currency transactions                     (77,619)           87,300
   Increase (decrease) in unrealized
     appreciation of investment                         609,049        (555,735)
                                                        -------        --------
   Net increase (decrease) in
     net assets resulting from
     operations                                       1,413,414         (89,925)

Distributions to Shareholders from:
   Net investment income
   ($.-- and $.24  per share,
    respectively)                                           ---        (345,224)

Capital Share Transactions
   Net increase (decrease) in
     net assets resulting from
     capital share transactions**                     (1,399,633)     14,873,074
                                                      ----------      ----------

   Net increase in net assets                              13,781     14,437,925

   Net assets at beginning of period                   14,437,925            ---
                                                       ----------

Net assets at the end of the period
   (Includes undistributed net investment
    income of $1,002,570 and $120,586,
    respectively)                                     $14,451,706    $14,437,925
                                                      ===========    ===========

*A summary of capital share transactions follows:

                            Six months ended
                             June 30, 1998                  August 25,* to
                              (Unaudited)                  December 31, 1997
                              -----------                  -----------------
                            Shares    Value            Shares           Value
                            ------    -----            ------           -----
Shares sold                105,337  $1,075,147       1,479,779       $14,800,400
Shares reinvested from d       --          --           31,417           298,459
Shares redeemed          (240,305) (2,474,780)        (22,655)         (225,785)
                         --------  ----------         -------          --------
Net increase (decrease)  (134,968) ($1,399,633)      1,488,541       $14,873,074
                         ========  ===========       =========       ===========

*Commencement of operations

See Notes to Financial Statements





FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                        Six months     Aug. 25,*
                                                           ended           to
                                                       June 30, 1998    Dec. 31,
                                                        (Unaudited)       1997
                                                        -----------       ----
Per Share Operating Performance
Net asset value, beginning of pe                               $9.70      $10.00
                                                               -----      ------
Income from investment operations
   Net investment income                                          0.66      0.26
   Net realized and unrealized gain (loss) on
      investments                                              0.32       (0.32)
                                                               ----       -----
Total from investment operations                               0.98       (0.06)
                                                               ----       -----
Less distributions
   Distributions from net invest                                 --       (0.24)
                                                               ----       -----
Net asset value, end of period                                 $10.68      $9.70
                                                               ======      =====
Total Return                                                   10.33%    (0.55%)
Ratios/Supplemental Data
Net assets, end of period (000's)                             $14,452    $14,438
Ratio to average net assets -(A)
   Expenses - (B)                                             1.96%**    2.38%**
   Expenses - net (C)                                         1.96%**    2.19%**
   Net investment income                                     12.08%**    8.28%**
Portfolio turnover rate                                        10.11%      0.00%

*Commencement of operations
**Annualized

(A) Management fee waivers reduced the expense ratio and increased the ration of net investment income by .7% for the six months ended June 30, 1998.
(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.




See Notes to Financial Statements


Notes to the Financial Statements
June 30, 1998 (Unaudited)
-------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Eastern European Debt Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in August, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to maximize total return from capital growth and income by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European countries.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward currency contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.


F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G.  Distribution  to  Shareholders.  Distribution  from  investment  income  and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, equalization, forwards and post-October capital and currency losses.

H. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $100 million of average daily net assets.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $14,689 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum annual fee of $42,500.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $3,004 includes expense for its services for the six months ended June 30, 1998.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS--Purchases and sells of securities other than short-term notes aggregated $2,450,010 and $1,308,342, respectively.

Investment Advisor:
      Vontobel USA Inc.
      450 Park Avenue
      New York, New York 10022

Distributor:
  First Dominion Capital Corp.
      1500 Forest Avenue
      Suite 223
      Richmond, Virginia 23229

Independent Auditors:
  Tait, Weller and Baker
      Eight Penn Center Plaza
      Suite 800
      Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to Vontobel's Transfer Agent:

  Fund Services, Inc.
      Post Office Box 26305
      Richmond, Virginia 23260
      (800) 628-4077 Toll Free

More Information:

      For 24 hour, 7 days a week price information, and for information on any series of Vontobel Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9500 Toll Free.


NASDAQ SYMBOL:

      VUSVX--U.S. Value Fund
      VNEPX--International Equity Fund
      VEEEX--Eastern European Equity Fund
      VIBDX--International Bond Fund
      VEEDX--Vontobel Eastern European Debt Fund

Vontobel Fund Distributors
a division of First Dominion Capital Corp.
member firm NASD
1500 Forest Avenue, Suite 223
Richmond, Virginia 23229
Telephone  (800) 527-9500